Exhibit 10.22

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

PCT LTD.
CONVERTIBLE PROMISSORY NOTE

Principal Amount: **$150,000.00 USD**

January 27, 2021

WHEREAS on January 27, 2021, RB Capital Partners, Inc., with its offices at 2856 Torrey Pines Road, La Jolla, California 92037 (the "Holder") loaned funds totaling, $150,000.00 to PCT Ltd., a Delaware corporation with its office at 4235 Commerce Street; Little River, SC 29566 (the "Company"). Payment for the loan was made directly to the Company in the form of a Wire Transfer.

WHEREAS the Company and Holder further agreed that such services provided by the Holder to the Company would be evidenced in a convertible note, which convertible note would be convertible into shares of common stock of the Company at the rate of $0.10 in accordance with Section 3 below;

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the mutual premises and the mutual covenants and agreements contained herein, the parties covenant and agree each with the other as follows:

1. Principal and Interest.

1.1 The Company, for value received, hereby promises to pay to the order of the Holder the sum of One Hundred Fifty Thousand Dollars ($150,000.00), which amount represents the amount owed to Holder as of January 27, 2021.

1.2 This Convertible Promissory Note (the "Note") shall bear five percent (5%) interest per annum. The Note is for a period of (12) months and cannot be converted until (6) months from the date first written above has passed.

1.3 Upon payment in full of the principal, this Note shall be surrendered to the Company for cancellation.

1.4 The principal under this Note shall be payable at the principal office of the Company and shall be forwarded to the address of the Holder hereof as such Holder shall from time to time designate.

2. Attorney's Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

3. Conversion.

3.1 Voluntary Conversion. The Holder shall have the right, exercisable in whole or in part, to convert the outstanding principal into a number of fully paid and non-assessable whole shares of the Company's $0.001 Par Value common stock ("Common Stock") determined in accordance with Section 3.2 below.

3.2 Shares Issuable. The number of whole shares of Common Stock into which this Note may be voluntarily converted (the "Conversion Shares") shall be determined by dividing the aggregate principal amount borrowed hereunder by $0.10 (the "Note Conversion Price"); provided, however, that, in no event, shall Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common stock beneficially owned by Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of Maker subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of common stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in the beneficial ownership by Holder and its affiliates of more than 4.99% of the outstanding shares of common stock of the Company. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the Note Conversion Price. The Term "Conversion Amount" means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus, (2) at the Company's option, accrued and unpaid interest, if any, on such principal amount at the interest rate provided in this Note to the conversion date, provided; however, that the Company shall have the right to pay any or all interest in cash.

3.3 Notice and Conversion Procedures. After receipt of demand for repayment, the Company agrees to give the Holder notice at least five (5) business days prior to the time that the Company repays this Note. If the Holder elects to convert this Note, the Holder shall provide the Company with a written notice of conversion setting forth the amount to be converted. The notice must be delivered to the Company together with this Note. Within twenty (20) business days of receipt of such notice, the Company shall deliver to the Holder certificate(s) for the Common Stock

issuable upon such conversion and, if the entire principal amount was not so converted, a new note representing such balance.

3.4 Other Conversion Provisions.

(a) Adjustment of Note Conversion Price. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a reverse stock split and subdivision of the Company's issued and outstanding shares of Common Stock, the Note Conversion Price shall forthwith be unaffected. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a forward stock split and subdivision of the Company's issued and outstanding shares of Common Stock, the Note Conversion Price shall forthwith be unaffected.

(b) Common Stock Defined. Whenever reference is made in this Note to the shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company authorized as of the date hereof, and any other class of stock ranking on a parity with such Common Stock. Shares issuable upon conversion hereof shall include only shares of Common Stock of the Company.

3.5 No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal hereunder that is not so converted.

4. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

(a) Authorization; Enforceability. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Note except any notices required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "1933 Act"), or such filings as may be required under applicable state securities laws, which, if applicable, will be timely filed within the applicable periods therefor.

(c) No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby will not result in a violation of its

Certificate of Incorporation or Bylaws, in any material respect of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

5. Representations and Covenants of the Holder. The Company has entered into this Note in reliance upon the following representations and covenants of the Holder:

(a) Investment Purpose. This Note and the Common Stock issuable upon conversion of the Note are acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Private Issue. The Holder understands (i) that this Note and the Common Stock issuable upon conversion of this Note are not registered under the 1933 Act or qualified under applicable state securities laws, and (ii) that the Company is relying on an exemption from registration predicated on the representations set forth in this Section 8.

(c) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(d) Risk of No Registration. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "1934 Act"), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell the Common Stock issuable upon conversion of the Note, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the Note or the Common Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

6. Assignment. Subject to the restrictions on transfer described in Section 8 below, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

8. Transfer of This Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner

thereof. Unless the Company reasonably determines that such transfer would violate applicable securities laws, or that such transfer would adversely affect the Company's ability to account for future transactions to which it is a party as a pooling of interests, and notifies the Holder thereof within five (5) business days after receiving notice of the transfer, the Holder may effect such transfer. The Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the 1933 Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the 1933 Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

9. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or three (3) business days after deposit if deposited in the United States mail for mailing by certified mail, postage prepaid. Each of the above addressees may change its address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section.

10. Governing Law. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions thereof.

11. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

12. Waiver by the Company. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

13. Delays. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right.

14. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

15. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, PCT Ltd. has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the date first above written.

PCT LTD.

Date: January 27, 2021

By ____________________
Gary Grieco
Its: CEO & Director

RB CAPITAL PARTNERS, INC.

Date: January 27, 2021

By: ____________________
Brett Rosen
Its: Managing Partner

Wire Transfer Services

Outgoing Wire Transfer Request

WELLS FARGO

Today's Date: 01/27/2021			Wells Fargo Reference Number: FW0000651027519560
Banker Name: ESTHELA GORITY			Officer/Portfolio Number: CF717
Banker Phone: 858/454-0362	Branch Number: 04420	Banker AU: 0000651	Banker MAC: E2431-011

Outgoing wires can only be sent for Wells Fargo customers. Provide the Customer Copy to the customer ensuring you give them the Wire Transfer Agreement on pages 3 and 4. Note: Wells Fargo Wire Transfer Services will route wires based on correspondent banking relationships. See the Wire Transfer Information for explanations of the Mexican CLABE number, the SWIFT BIC, the International Routing Code ("IRC"), Indian Financial System Code (IFSC) and the International Bank Account Number ("IBAN").

Originator's Information

Originator Name: BRETT DAVID ROSEN			Street Address: 2856 TORREY PINES RD	
Primary ID Type: DLIC	Primary ID Description: E1309934		Address Line 2:	
Primary ID St/Ctry/Prov: CA	Primary ID Issue Date: 11/21/2016	Primary ID Expiration Date: 03/25/2021	Address Line 3:	
Secondary ID Type: PINV	Secondary ID Description: PIN Validation		City: LA JOLLA	State: CA
Secondary ID State/Country:	Secondary ID Issue Date:	Secondary ID Expiration Date:	ZIP/Postal Code: 92037-3428	Country: US
Account Name: RB CAPITAL PARTNERS INC			Home Phone:	Business Phone: 619/392-9829

Wire Amount and Source of Funds

Create AU:	Amount (US Dollars):	Debit Wells Fargo Account:	Bank/COID:
0000651	$150,000.00	9141194176	00114

Beneficiary/Recipient Information (This is the ultimate recipient of the wire transfer funds)

Beneficiary/Recipient Name: PCT LTD - BINGHAM CANYON CORPORATIO	Name/Address Line 1: 4235 COMMERCE ST
Beneficiary Account Number/IBAN (Foreign)/CLABE (Mexico): 518006666147	Name/Address Line 2:
Purpose of Funds:	Name/Address Line 3: LITTLE RIVER , SC, US
	Beneficiary Phone Number:
Additional Instructions: REF. PROMISSORY NOTE	

Customer Copy

Beneficiary Bank (This is the financial institution where the beneficiary maintains their account.)

ABA/RTN	SWIFT/BIC:	Beneficiary Bank Name:
026009593		BANK OF AMERICA, N.A., NY

Beneficiary Bank Address:	City:	State:
	NEW YORK	NY

Additional Instructions:

Wire Fees

Wells Fargo wire transfer fees will be charged to the Originator's Debit Account. Wells Fargo Wire Transfer Fees are disclosed in your most recent Fee and Information Schedule and related amendments and, if applicable, on the Wells Fargo Combined Disclosure for Outgoing Consumer International Wires. Additional fees from intermediary and beneficiary banks may be charged to international transactions. My signature here indicates agreement to all of the information on this Outgoing Wire Transfer Request and to the terms and conditions of this request. Wells Fargo is authorized to rely on the information on this Request in making the requested funds transfer.

Wells Fargo Wire Fee Amount:
$30.00

Customer Signature

Originator Name
BRETT DAVID ROSEN

Originator Signature
[redacted]

☐ Submit manually
☐ Signature not required

Date:
01/27/2021